INDEMNITY AGREEMENT

THIS AGREEMENT dated for reference the 23rd day of December, 2009.

BETWEEN:

GARRY L. ANSELMO, a businessman with a mailing address at c/o Silverado Gold Mines Ltd., 1820 – 1111 West Georgia Street, Vancouver, B.C. V6E 4M3
(the "**Executive**")

AND:

SILVERADO GOLD MINES LTD., a corporation incorporated under the laws of British Columbia with an office at 1820 – 1111 West Georgia Street, Vancouver, B.C. V6E 4M3
(the "**Company**")

WITNESSES THAT WHEREAS:

A. It is essential to the Company to retain and attract as directors and officers the most capable persons available;

B. The Executive is a director and officer of the Company;

C. Both the Company and the Executive recognize the increased risk of litigation and claims being asserted against directors and officers of public companies in today's environment; and

D. In recognition of the Executive's need for substantial protection against personal liability and in order to enhance the Executive's continued service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of the Executive to the fullest extent permitted by law and as set forth in this Agreement.

NOW THEREFORE in consideration of the premises, the respective covenants of the parties herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1. INTERPRETATION

1.1 **Definitions.** For the purposes of this Agreement, the following terms shall have the following meanings, respectively:

(a) **"Claim"** or **"Claims"** has the meaning ascribed to such term in Subsection 2.1(a) hereof;

(b) **"Costs"** has the meaning ascribed thereto in Subsection 2.1(b) hereof;

(c) **"Expense Advance"** has the meaning ascribed to such term in Section 2.2 hereof;

(d) **"Indemnifiable Event"** has the meaning ascribed to such term in Subsection 2.1(a) hereof; and

(e) **"Related Companies"** has the meaning ascribed to such term in Subsection 2.1(a) hereof.

1.2 **Effective Date.** Notwithstanding the date of its execution and delivery, this Agreement shall be conclusively deemed to commence on, and be effective as of, the day upon which the Executive first became or becomes a director or officer of the Company and shall survive and remain in full force and effect after the Executive ceases to be a director or officer of the Company and after the termination of the Executive's employment with the Company.

2. INDEMNITY

2.1 **Indemnification.** Subject to Section 3.1, the Company shall indemnify and save harmless the Executive to the fullest extent permitted by law against and from:

(a) any and all charges and claims of every nature and kind whatsoever which may be brought, made or advanced by any person, firm, corporation or government, or by any governmental department, body, commission, board, bureau, agency or instrumentality against the Executive, and any and all threatened, pending or completed actions, suits or proceedings, or any inquires or investigations, Executive in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other, against the Executive, including any and all actions, suits, proceedings, inquiries or investigations in which the Executive was, is, becomes or is threatened to be made a party to or witness or other participant in (a **"Claim"**, or, collectively, **"Claims"**), by reason of (or arising in part out of) the Executive being a director, officer, trustee, employee or agent of the Company, any of the Company's subsidiaries, or any company, partnership, joint venture, trust or other enterprise related to or affiliated with the Company or which the Executive was serving at the request of the Company as a director, officer, trustee, employee or agent (the **"Related Companies"**), or that arise out of or are in any way connected with the management, operation, activities, affairs or existence of the Company or any of its Related Companies (an **"Indemnifiable Event"**);

(b) any and all costs, damages, expenses (including legal fees and disbursements on a full indemnity basis), judgements, fines, liabilities, penalties (statutory and otherwise), losses and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such costs, damages, expenses, judgements, fines, liabilities, penalties, losses or amounts paid in settlement) (referred to herein as **"Costs"**) which the Executive may sustain, incur or be liable for by reason of (or arising in part out of) an Indemnifiable Event whether sustained or incurred by reason of his negligence, default, breach of duty, breach of trust, failure to exercise due diligence or otherwise in relation to the Company or its Related Companies or any of their affairs; and

(c) in particular, and without in any way limiting the generality of the foregoing, any and all Costs which the Executive may sustain, incur or be liable for as a result of or in connection with the release of or presence in the environment of hazardous substances, contaminants, litter, waste, effluent, refuse, pollutants or deleterious

materials and that arise out of or are in any way connected with the management, operation, activities, affairs or existence of the Company or any of its Related Companies.

2.2 **Expense Advances.** Subject to Section 3.1, the Company shall advance to the Executive the Costs actually and reasonably incurred in connection with the indemnification set forth in Section 2.1 hereof within two business days of receipt by the Company of a written request for such advance (an "**Expense Advance**") and a written undertaking prohibited by section 163 of the Business Corporations Act (British Columbia) (the "BCA"), the Executive will repay the Costs advanced.

2.3 **Indemnification for Expense of a Witness.** Notwithstanding any other provision of this Agreement, the Company will indemnify the Executive if and whenever he is a witness or participant, or is threatened to be made a witness or participant, to any action, suit, proceeding, hearing, inquiry or investigation to which the Executive is not a party, by reason of the fact that he is or was a trustee, director, officer, employee or agent of the Company or any of its Related Companies or by reason of anything done or not done by him in such capacity, against any and all Costs actually and reasonably sustained or incurred by the Executive or on the Executive's behalf in connection therewith.

2.4 **Indemnification for Expenses in Obtaining Indemnity.** The Company shall indemnify the Executive against any and all Costs, and, if requested by the Executive, shall subject to Section 3.1 hereof (within two business days of such request) advance such Costs to the Executive, which are sustained, incurred or suffered by the Executive in connection with any action, suit or proceeding brought by the Executive for: (i) indemnification, or an advance thereof, by the Company under this Agreement, any other agreement or the Articles of the Company, as amended; or (ii) recovery under any trustees', directors' and officers' liability insurance policies maintained by the Company, regardless of whether the Executive ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be.

2.5 **Partial Indemnity.** If the Executive is entitled under any provisions of this Agreement to indemnification by the Company for some or a portion of the Costs sustained, incurred or suffered by him but not, however, for all of the total amounts thereof, the Company shall nevertheless indemnify the Executive for the portion thereof to which Executive is entitled.

3. INDEMNITY EXCEPTIONS

3.1 **Exceptions to Indemnification.** Notwithstanding the provisions of Sections 2.1, to 2.5 hereof, the Company shall not indemnify or save harmless the Executive against and from any Claim or Costs or make an Expense Advance if any of the following circumstances apply:

(a) if, the Company prohibited from giving the indemnity or paying the expenses by its memorandum or articles;

(b) if, in relation to an Indemnifiable Event, the Executive did not act honestly and in good fait with a view to the best interests of the Company or the Related Companies, as the case may be;

(c) in the case of a Claim other than a civil proceeding, if the Executive did not have reasonable grounds for believing that the Executive's conduct in respect of which the proceeding was brought was lawful; and

(d) if a Claim is brought against the Executive by or on behalf of the Company or on behalf of a Related Company.

(e) in connection with any liability under the United States *Securities Act of 1933*, other than the payment of expenses incurred or paid by the Executive in the successful defence of any action, suit or proceeding related to same.

4. BURDEN OF PROOF AND PRESUMPTIONS

4.1 **No Presumptions.** For purposes of this Agreement, the termination of any Claim, by judgement, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Executive did not meet any particular standard of conduct or have any particular belief or that a court had determined that indemnification is not permitted by applicable law.

5. CONTRIBUTION

5.1 If the indemnification provided in this Agreement is unavailable and may not be paid to the Executive for any reason other than statutory limitations set forth in applicable law, then in respect of any Claim in which the Company is jointly liable with the Executive (or would be if joined in such Claim), the Company shall contribute to the amount of Costs actually and reasonably sustained or incurred and paid or payable by the Executive in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and all officers, trustees, directors or employees of the Company and any of its Related Companies, other than the Executive, who are jointly liable with the Executive (or would be if joined in such Claim) on the one hand, and the Executive, on the other hand, from the transaction from which such Claim arose, and (ii) the relative fault of the Company and all officers, trustees, directors or employees of the Company and any of its Related Companies, other than the Executive, who are jointly liable with the Executive (or would be if joined in such Claim), on the one hand, and of the Executive, on the other, in connection with the events which resulted in such Costs, as well as any other relevant equitable considerations. The relative fault referred to above shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Costs. The Company agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

6. RESIGNATION

6.1 Nothing in this Agreement shall prevent the Executive from resigning as a director or officer of the Company or any of its Related Companies at any time.

7. DEFENCE

7.1 **Notice of Proceedings.**

(a) The Executive will give written notice to the Company upon the Executive being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document commencing, threatening or continuing any Claim involving the Company or the Related Companies or the Executive which may result in a claim for indemnification under this Agreement.

(b) The Company will give written notice to the Executive, upon the Company or the Related Companies being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document commencing, threatening or continuing any Claim involving the Executive.

(c) Failure by either party to notify the other of any Claim will not relive the Company from liability under this Agreement except to the extent that the failure materially prejudices the Executive or the Company.

7.2 **Subrogation.** Promptly after receiving notice of any Claim from the Executive the Company may, and upon the written request of the Executive will, promptly assume the defence of the Claim and on behalf of the Executive will retain counsel who is reasonably satisfactory to the Executive to represent the Executive in respect of the Claim. If the Company assumes conduct of the defence on behalf of the Executive, the Executive consents to the conduct thereof and to any action taken by the Company, in good faith, in connection therewith and the Executive will fully cooperate in the defence including, without limitation, the provision of documents, attending examinations for discovery, making affidavits, meeting with counsel and testifying and divulging to the Company all information reasonably required to defend or prosecute the Claim.

7.3 **Separate Defence Counsel.** In connection with a Claim the Executive will have the right to employ separate counsel of the Executive's choosing and to participate in the defence thereof but the fees and disbursements of the separate counsel will be at the Executive's expense unless:

(a) counsel chosen by the Company represent the Executive reasonably determines that there are legal defences available to the Executive that are different from or in addition to those available to the Company or Related Company or that a conflict of interest exists which makes representation by counsel chosen by the Company not advisable;

(b) the Company has not assumed the defence of the Claim and employed counsel reasonably satisfactory to the Executive within a reasonable period of time after receiving notice of the Claim; or

(c) employment of the separate counsel has been authorized by the Company;

in which event the fees and disbursements of the separate counsel will be paid by the Company

7.4 **Settlement of Claim.** No admission of liability and no settlement of a Claim in a manner adverse to the Executive will be made without the consent of the Executive, such consent not to be unreasonably withheld. No admission of liability will be made by the Executive without the consent of the Company and the Company will not be liable for any settlement of any Claim made without its consent, such consent not to be unreasonably withheld.

7.5 **Determination of Right to Indeminifaction.** If the payment of and indemnity under this Agreement requires the approval of a court, under the provisions of the BCA or otherwise, either the Company or, if the Company does not do so, the Executive, may apply to a court of competent jurisdiction for an order approving the indemnity by the Company of the Executive under this Agreement.

8. GENERAL

8.1 **Limitation of Actions.** No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company or any of its Related Companies against the Executive, the Executive's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company and any of its Related Companies shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitation is otherwise applicable to such cause of action such shorter period shall govern.

8.2 **Gender; Plural.** In this Agreement wherever the singular or masculine is used it will be construed as if the plural or feminine or neuter, as the case may be, had been used where the context otherwise requires, and a reference to a section by number is a reference to the section so numbered in this Agreement.

8.3 **Notices.** All notices and other communications required to be given by a party hereunder shall be in writing and shall be deemed to have been duly given: (a) upon delivery, if delivered by hand; (b) one (1) business day after the business day of deposit with an overnight courier, if delivered by overnight courier, freight prepaid; (c) five (5) days after deposit with the applicable postal service, if delivered by first class mail postage prepaid; or (d) one (1) day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission and a facsimile transmission confirmation is obtained in respect thereof, with a copy by first class mail postage prepaid, to the other party at the other party's address specified above or to the last known facsimile number of such party, as applicable, or at such other address or to such other facsimile number as the other party may have last specified in writing to the party intending to convey the notice or other communication.

8.4 **Time.** Time shall be of the essence of this Agreement.

8.5 **Headings.** The headings in this Agreement are inserted for ease of reference only and shall have no effect on the construction or interpretation of this Agreement.

8.6 **Independent Legal Advice.** The Executive acknowledges having been advised to obtain independent legal advice with respect to entering into this Agreement, that the Executive

has obtained independent legal advice or has expressly decided not to seek that advice, and that the Executive is entering into this Agreement with full knowledge of the contents of it, of the Executive's own free will and with full capacity to do so.

8.7 **Governing Law.** This Agreement shall be construed, interpreted, governed by and enforced in accordance with the laws of the Province of British Columbia, and the federal laws of Canada applicable therein, applicable to contracts made and to be performed in the Province of British Columbia, without giving effect to the principles of conflicts of laws. Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the Supreme Court of British Columbia, with respect to any matters arising out of this Agreement.

8.8 **Entire Agreement.** This Agreement contains the entire agreement between the parties relating to the subject matter hereof and there are no agreements, representations or warranties, express or implied, which are collateral hereto.

8.9 **Nonexclusivity.** The rights of the Executive hereunder shall be in addition to any rights the Executive may have under the Articles of the Company, including any amendments thereto or restatements thereof, the BCA, or otherwise. To the extent that any change(s) in the BCA (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Articles, as amended, and this Agreement, it is the intent of the parties hereto that the Executive shall enjoy by this Agreement the benefits so afforded by such change(s).

8.10 **Insurance.** To the extent the Company maintains an insurance policy or policies providing trustees', directors' and officers' liability insurance, the Executive shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

8.11 **Amendments.** This Agreement may only be amended by a written agreement signed by both of the parties hereto.

8.12 **Waivers.** No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

8.13 **Further Assurances.** Each of the parties agrees to promptly do all such further acts, and promptly execute and deliver all such further documents, as may be necessary or advisable for the purpose of giving effect to or carrying out the intent of this Agreement.

8.14 **Successors and Assigns.** This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether the Executive continues to serve as a director or officer of the Company, any of its

8.15 **Severability.** The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to fullest extent permitted by law.

8.16 **Counterparts.** This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Agreement may be executed and transmitted by facsimile transmission and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

8.17 **New Agreement.** This Agreement shall supersede all prior agreements whether oral or written.

IN WITNESS WHEREOF the parties hereto have executed this Agreement, in the case of a corporate party by its duly authorized officer or officers, as of the date first written above.

SIGNED, SEALED AND DELIVERED by **Garry L. Anselmo** in the presence of:

[signature]
Signature

Amanda Fung
Name

1820 1111 W. Georgia Street
Address

Vancouver, BC V6E 4M3

Administrative Assistant
Occupation

[signature]
Garry L. Anselmo

SILVERADO GOLD MINES LTD.

By: [signature]
Authorized Signatory